EXHIBIT 99.12

Accrued Interest Date:                                                                                  Collection Period Ending:
26-Dec-02                                                                                                             31-Dec-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 20
27-Jan-03                                ------------------------------

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $606,347,286
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $15,158,682
     Yield Supplement Overcollateralization                                $8,157,907        $2,716,160
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $297,831,126
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $644,755,701
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $20,921,284
           Receipts of Pre-Paid Principal                                 $16,512,287
           Liquidation Proceeds                                              $562,975
           Principal Balance Allocable to Gross Charge-offs                  $411,870
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $38,408,416

        Interest Distribution Amount
           Receipts of Interest                                            $3,699,738
           Servicer Advances                                                 $345,651
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $37,153
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $19,443
        Total Receipts of Interest                                         $4,101,985

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $42,098,530

     Ending Receivables Outstanding                                      $606,347,286

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $1,996,581
     Current Period Servicer Advance                                         $345,651
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $2,342,233

Collection Account
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     Deposits to Collection Account                                       $42,098,530
     Withdrawals from Collection Account
        Servicing Fees                                                       $537,296
        Class A Noteholder Interest Distribution                           $2,482,930
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $38,206,381
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $727,233
     Total Distributions from Collection Account                          $42,098,530





                                  Page 1 of 3

Accrued Interest Date:                                                                                  Collection Period Ending:
26-Dec-02                                                                                                             31-Dec-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 20
27-Jan-03                                ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $960,210
        Release from Collection Account                                      $727,233
     Total Excess Funds Released to the Depositor                          $1,687,443

Note Distribution Account
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     Amount Deposited from the Collection Account                         $40,834,001
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $40,834,001

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $38,206,381      $297,831,126     $76.57        59.69%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                       $1,316,147             $2.64
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       42,341            40,978
     Weighted Average Remaining Term                                            32.65             31.73
     Weighted Average Annual Percentage Rate                                    7.57%             7.57%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $526,930,434            86.90%
        1-29 days                                                         $61,701,817            10.18%
        30-59 days                                                        $13,245,298             2.18%
        60-89 days                                                         $2,955,183             0.49%
        90-119 days                                                          $859,795             0.14%
        120+ days                                                            $654,759             0.11%
        Total                                                            $606,347,286           100.00%
        Delinquent Receivables +30 days past due                          $17,715,035             2.92%

Accrued Interest Date:                                                                                  Collection Period Ending:
26-Dec-02                                                                                                             31-Dec-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 20
27-Jan-03                                ------------------------------

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $411,870
        Recoveries for Current Period                                         $37,153
        Net Losses for Current Period                                        $374,717

        Cumulative Realized Losses                                         $5,535,453


     Repossessions                                                      Dollar Amount      Units
        Beginning Period Repossessed Receivables Balance                   $1,699,857         98
        Ending Period Repossessed Receivables Balance                      $2,035,627        102
        Principal Balance of 90+ Day Repossessed Vehicles                    $142,413          8



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $2,918,195
     Beginning Period Amount                                               $2,918,195
     Ending Period Required Amount                                         $2,716,160
     Current Period Release                                                  $202,035
     Ending Period Amount                                                  $2,716,160
     Next Distribution Date Required Amount                                $2,521,782

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $16,118,893
     Beginning Period Amount                                              $16,118,893
     Net Investment Earnings                                                  $19,442
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $960,210
     Ending Period Required Amount                                        $15,158,682
     Ending Period Amount                                                 $15,158,682


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